UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2025

Karbon Capital Partners Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43005	98-1883211
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

321 Biden Street, 12th Floor

Scranton, Pennsylvania 18505

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (570) 558-6100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which each class is registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	KBONU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	KBON	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, at an exercise price of $11.50 per share	KBONW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 10, 2025, Karbon Capital Partners Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Cititgroup Global Markets Inc. (“Citi”), as representative of the underwriters (the “Underwriter”), relating to the initial public offering (“IPO”) of the Company’s units (the “Public Units”). Each Public Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Public Shares”), and one-fourth of one redeemable warrant of the Company (each, a “Public Warrant”), with each whole Public Warrant entitling the holder thereof to purchase one Public Share for $11.50 per share.

The Underwriting Agreement provides for the offer and sale of 30,000,000 Units at a price of $10.00 per Unit (the “Firm Units”). Pursuant to the Underwriting Agreement, the Company granted the Underwriter a 45-day option to purchase up to an aggregate of 4,500,000 additional Units (the “Additional Units”) to cover over-allotments, if any. The purchase price payable by the Underwriter for both the Firm Units and Additional Units is $9.80 per Unit. In addition, the Company agreed to pay the Underwriter a deferred discount as described in the prospectus contained in the Registration Statement (as defined below).

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-290687) for the IPO, originally filed with the U.S. Securities and Exchange Commission on October 2, 2025 (as amended, the “Registration Statement”):

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A Warrant Agreement, dated December 10, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

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A Letter Agreement, dated December 10, 2025, by and among the Company, the Company’s sponsor, Karbon Capital Partners Core Holdings, LLC (the “Sponsor”), and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

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An Investment Management Trust Agreement, dated December 10, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

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A Registration Rights Agreement, dated December 10, 2025, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

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A Private Placement Unit Purchase Agreement, dated December 10, 2025 (the “Private Placement Unit Purchase Agreement”), by and between the Company and the Sponsor, pursuant to which the Sponsor purchased 890,000 units in a private placement (the “Private Placement Units”), each Private Placement Unit being comprised of one Class A ordinary share, $0.0001 par value per share (the “Private Placement Shares”) and one-fourth of one warrant, each whole warrant being exercisable for one Class A ordinary share at an exercise price of $11.50 (subject to adjustment, as described in the Registration Statement) (the “Private Placement Warrants” and together with the Public Warrants, the “Warrants”). A copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

On December 12, 2025, the Company completed its IPO of 34,500,000 Public Units that were issued pursuant to the Underwriter’s exercise in full of their over-allotment option and the Company received gross proceeds of $345,000,000, before deducting underwriting discounts and commissions and other offering expenses.

Item 3.02. Unregistered Sales of Equity Securities.

On December 12, 2025, simultaneously with the closing of the IPO, pursuant to the Private Placement Unit Purchase Agreement, the Company consummated the private placement of 890,000 Private Placement Units at a price of $10.00 per Private Placement Unit, generating total proceeds of $8,900,000. The Private Placement Units purchased by the Sponsor are substantially similar to the Public Units, except that they and the securities included therein will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination, subject to certain limited exceptions. Further, the Private Placement Warrants included in the Private Placement Units are identical to the Public Warrants sold in this offering, subject to certain limited exceptions, as described in the Registration Statement. None of the Private Placement Warrants will be redeemable by the Company. Each Private Placement Share included in each Private Placement Unit will not have any redemption rights or be entitled to liquidating distributions from the trust account if the Company does not consummate an initial business combination.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2025, in connection with the IPO, Jeffrey Zajkowski, Joseph Manchin III, Sarah Morrison Barpoulis, Patricia K. Collawn and Stephen Moore (the “New Directors” and, collectively with Thomas F. Karam, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective December 10, 2025, each of Sarah Morrison Barpoulis, Patricia K. Collawn and Stephen Moore was also appointed to the Board’s Audit Committee, and each of Sarah Morrison Barpoulis, Patricia K. Collawn and Stephen Moore was appointed to the Board’s Compensation Committee.

The Company will reimburse the Directors for reasonable out-of-pocket expenses incurred in connection with fulfilling their roles and pay reasonable consulting, success or finder fees.

Other than the foregoing, none of the Directors is party to any arrangement or understanding with any person pursuant to which they were appointed as directors or officers, nor is any such person party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2025, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on December 10, 2025. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

On December 12, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 10, 2025, by and between the Company and Citigroup Global Markets Inc., as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated December 10, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated December 10, 2025, by and among the Company, Karbon Capital Partners Core Holdings, LLC and each of the officers and directors of the Company.

10.2	Investment Management Trust Agreement, dated December 10, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated December 10, 2025, by and among the Company and certain security holders.

10.4	Private Placement Unit Purchase Agreement, dated December 10, 2025, by and between the Company and Karbon Capital Partners Core Holdings, LLC.

99.1	Press Release, dated December 12, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARBON CAPITAL PARTNERS CORP.

Date: December 12, 2025	By:	/s/ Thomas F. Karam
		Name:	Thomas F. Karam
		Title:	Chief Executive Officer

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